SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 13, 2018

Interink Plus, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4952 S Rainbow Blvd, Suite 326 Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  702-824-7047

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [ ]

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2018, Mr. Daniel Gallardo Wagner resigned from all officer positions and as a member of the Board of Directors. There was no known disagreement with Mr. Wagner on any matter relating to our operations, policies or practices.

Also on February 13, 2018, our Board of Directors appointed Mr. Duan Fu as our President, Chief Executive

Officer, Secretary, and Chief Financial Officer and Treasurer.

The employment history for Mr. Fu is contained in our Annual Report on Form 10-K filed with the SEC on October 13, 2017.

There are no family relationships between Mr. Fu and any of our directors or executive officers.

Mr. Fu has not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interlink Plus, Inc.

/s/ Duan Fu

Duan Fu

Chief Executive Officer

Date: February 16, 2018

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